SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Portec Rail Products, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 2, 2005
Dear Shareholder:
           We cordially invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Portec Rail Products, Inc. (the “Company”). The Annual Meeting will be held at the Radisson Hotel, 1001 Third Avenue, Huntington, West Virginia 25701, at 10:00 a.m., local time, on June 7, 2005.
           The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that shareholders may have. Also enclosed for your review is our Annual Report to Shareholders, which contains detailed information concerning the activities and operating performance of the Company.
           The business to be conducted at the Annual Meeting consists of the election of eleven (11) directors to the Board of Directors of the Company, and the ratification of the appointment of BKD, LLP as independent auditors for the Company for the year ending December 31, 2005. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” the election of directors and “FOR” each matter to be considered at the Annual Meeting.
           On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.
Sincerely,
John S. Cooper
President and Chief Executive Officer

Portec Rail Products, Inc.
900 Old Freeport Road
Pittsburgh, Pennsylvania 15238-8250
(412) 782-6000
NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 7, 2005
           Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Portec Rail Products, Inc. (the “Company”) will be held at the Radisson Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 10:00 a.m., local time, on June 7, 2005.
           A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.
           The Annual Meeting is being held for the purpose of considering and acting upon:

1.	the election of eleven (11) directors to the Board of Directors;

2.	the ratification of the appointment of BKD, LLP as independent auditors for the Company for the year ending December 31, 2005; and
such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
           Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on April 22, 2005 are the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.
           A list of shareholders entitled to vote at the Annual Meeting will be available at the Company’s main office located at 900 Old Freeport Road, Pittsburgh, Pennsylvania 15238-8250 for the period beginning two days after notice of the Annual Meeting is given through the date of the Annual Meeting. It also will be available for inspection at the Annual Meeting itself.
           EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

Kirby J. Taylor
Corporate Secretary
Pittsburgh, Pennsylvania
May 2, 2005

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT
Portec Rail Products, Inc.
900 Old Freeport Road
Pittsburgh, Pennsylvania 15238-8250
(412) 782-6000
ANNUAL MEETING OF SHAREHOLDERS
June 7, 2005
           This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Portec Rail Products, Inc. (the “Company”) to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”), which will be held at the Radisson Hotel, 1001 Third Avenue, Huntington, West Virginia 25701, on June 7, 2005, at 10:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about May 2, 2005.

REVOCATION OF PROXIES

           Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.
           The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.
           Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any shareholder who had returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING SECURITIES AND VOTING PROCEDURES

           Holders of record of the Company’s common stock, par value $1.00 per share (the “Common Stock”), as of the close of business on April 22, 2005 (the “Record Date”) are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 9,592,225 shares outstanding and entitled to vote. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.
           As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote FOR the election of the eleven (11) nominees proposed by the nominating committee of the Board of Directors or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Under the West Virginia Business Corporation Act, in the election of directors, holders of Common Stock possess cumulative voting rights. They have as many votes as the number of shares owned, multiplied by the number of directors to be elected, and may either accumulate all votes for one candidate or distribute those votes among as many candidates as the shareholder may choose. For all other purposes, each share of Common Stock is entitled to one vote.
           As to the ratification of the appointment of the independent auditors, the proxy card being provided by the Board of Directors enables a shareholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the appointment of the independent auditors must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.
           Proxies solicited hereby will be returned to the Company and will be tabulated by an inspector of election designated by the Company’s Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, as well as the shares owned by the Company’s directors and executive officers as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership(1)	Outstanding

All Directors and Executive Officers	4,163,760	43.4%
as a Group (16 persons)

Principal Shareholders:

Marshall T. Reynolds(2)	1,088,818	11.3%
P.O. Box 4040
Huntington, WV 25729

Daniel P. Harrington(3)	745,446	7.8%
30195 Chagrin Boulevard
Suite 310
Pepper Pike, OH 44124

Thomas W. Wright(4)	682,200	7.1%
Wright Family Partnership
P.O. Box 1029
Ashland, Kentucky 41105

Harold D. and Sharron A. Harrison(5)	612,112	6.4%
685 Spring Street
Friday Harbor, WA 98250

Douglas V. Reynolds(6)	530,646	5.5%
P.O. Box 4040
Huntington, WV 25729

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	Mr. Reynolds has sole voting and investment power over all reported shares, except for 22,246 shares that are beneficially owned by Mr. Reynolds’ spouse.
(3)	Mr. Harrington’s beneficial ownership includes shared voting and investment power over 699,446 shares held by TVI Corp., of which Mr. Harrington is President and Chief Executive Officer, and sole voting and investment power over 46,000 shares held by the Gates Mills Family Partnership, of which Mr. Harrington is the general partner.
(4)	Mr. Wright’s beneficial ownership consists of the 682,200 shares held by the Wright Family Partnership, of which Mr. Wright is the general partner. Mr. Wright has sole voting and investment power over all such shares.
(5)	Harold and Sharron Harrison, who are husband and wife, each individually own 306,056 or 3.2% of the total outstanding shares. Each individual controls the voting and investment power for their respective shares.
(6)	Mr. Reynolds has sole voting and investment power over all reported shares, except for 24,000 shares held in an irrevocable trust, as to which Mr. Reynolds has shared voting and investment power.

PROPOSAL 1 — ELECTION OF DIRECTORS

           The Company’s Board of Directors currently is composed of 11 members. Under applicable law, the Company’s directors are to be elected annually. Directors of the Company are generally elected to serve for a one-year period and until their respective successors shall have been elected and shall qualify. The nominating committee of the Board of Directors has nominated to serve as directors each of the nominees listed in the table below, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a one-year period and until his successor has been elected and shall qualify.
           The table below sets forth certain information regarding the composition of the Company’s Board of Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

					Shares of Common
				Current	Stock Beneficially
			Director	Term to	Owned on Record		Percent
Names and Address(1)	Age(2)	Positions Held	Since	Expire	Date(3)		of Class

Directors/Nominees
Marshall T. Reynolds	68	Chairman of the Board	1997	2005	1,088,818	(4)	11.3%

John S. Cooper	70	Director, President and Chief Executive Officer	1997	2005	144,100		1.5

Carl M. Callaway	68	Director	2004	2005	—		—

Philip E. Cline	72	Director	1998	2005	188,046		2.0

Daniel P. Harrington	49	Director	1998	2005	745,446	(5)	7.8

A. Michael Perry	68	Director	2004	2005	—		—

Douglas V. Reynolds	29	Director	1998	2005	530,646	(6)	5.5

Neal W. Scaggs	69	Director	1998	2005	247,246		2.6

Robert L. Shell, Jr.	61	Director	1998	2005	226,000	(7)	2.4

Kirby J. Taylor	59	Director and Corporate Secretary	1997	2005	72,658	(8)	0.8

Thomas W. Wright	53	Director	2004	2005	682,200	(9)	7.1
Executive Officers Who Are Not Directors:

Gary Bale	45	Managing Director, Portec Rail Products (UK) Ltd.	N/A	N/A	—		—

Michael D. Bornak	42	Vice President of Finance and Chief Financial Officer	N/A	N/A	13,400	(10)	0.1

Richard J. Jarosinski	51	Group Vice President	N/A	N/A	51,200		0.5

Konstantinos Papazoglou	52	Group Vice President	N/A	N/A	80,000	(11)	0.8

Lucian J. Sieja	63	President, Shipping Systems	N/A	N/A	94,000		1.0

		Division

All Directors and Executive Officers as a Group (16 persons)					4,163,760		43.4%

(1)	The mailing address for each person listed is 900 Old Freeport Road, Pittsburgh, Pennsylvania 15238-8250.
(2)	As of March 31, 2005.
(3)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(4)	Mr. Reynolds has sole voting and investment power over all reported shares, except for 22,246 shares that are beneficially owned by Mr. Reynolds’ spouse.
(5)	Mr. Harrington’s beneficial ownership includes shared voting and investment power over 699,446 shares held by TVI Corp., of which Mr. Harrington is President and Chief Executive Officer, and sole voting and investment power 46,000 shares held by the Gates Mills Family Partnership, of which Mr. Harrington is the general partner.
(6)	Mr. Reynolds has sole voting and investment power over all reported shares, except for 24,000 shares held in an irrevocable trust, as to which Mr. Reynolds has shared voting and investment power.
(7)	Mr. Shell has sole voting and investment power over all reported shares, except 31,500 shares beneficially owned by Mr. Shell’s spouse. Mr. Shell’s beneficial ownership includes 6,500 shares owned as custodian for various minor children; his spouse’s beneficial ownership includes 1,500 shares owned as custodian for various minor children.
(8)	Mr. Taylor has sole voting and investment power over all reported shares, except for 16,158 shares beneficially owned by Mr. Taylor’s spouse.
(9)	Mr. Wright’s beneficial ownership includes 682,200 shares held by the Wright Family Partnership, of which Mr. Wright is the general partner. Mr. Wright has sole voting and investment power over all such shares.

(10)	Mr. Bornak has shared voting and investment power over all reported shares.
(11)	Mr. Papazoglou has sole voting and investment power over all reported shares, except for 32,000 shares beneficially owned by Mr. Papazoglou’s spouse.

Directors
           The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.
           Marshall T. Reynolds has served as Chairman of the Board of Directors of the Company since December 1997. Mr. Reynolds has served as Chief Executive Officer and Chairman of the Board Directors of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and furniture, from 1992 to the present, and sole shareholder from 1972 to 1993; President and General Manager of The Harrah & Reynolds Corporation, from 1964 (and sole shareholder since 1972) to present; Chairman of the Board of Directors of the Radisson Hotel in Huntington, West Virginia; and Chairman of the Board of Directors of McCorkle Machine and Engineering Company in Huntington, West Virginia. Mr. Reynolds also serves as a Director of the Abigail Adams National Bancorp, Inc. in Washington, D.C.; Chairman of the Board of Directors of First Guaranty Bank in Hammond, Louisiana; and Chairman of the Board of Directors of Premier Financial Bancorp in Huntington, West Virginia. Mr. Reynolds is the father of Douglas V. Reynolds, a director of Portec Rail Products, Inc.
           John S. Cooper has served as President and Chief Executive Officer and a member of the Board of Directors of the Company since 1997. Mr. Cooper was hired by the Company’s predecessor in July 1979 as Division Vice President of Operations of the Company’s Railcar Division. Mr. Cooper became Division Vice President and General Manager of the Railcar Division in August 1980, Vice President and Group Executive in June 1983, Vice President and General Manager of the Railway Maintenance Products Division in April 1985, Senior Vice President and Group Executive of the Railroad Group in February 1987 and President, Chief Executive Officer and a member of the Board of Directors of the Company in December 1997. Prior to his employment with the Company, he worked for the American Bridge Division of United States Steel Corporation for 23 years. Mr. Cooper received his degree in civil engineering from Pennsylvania State University.
           Carl M. Callaway has served as a member of the Board of Directors of the Company since December 2004. Mr. Callaway has been retired since 1988, but has previously served as Executive Vice President and Chief Financial Officer of Steel of West Virginia, Inc. from 1982 to 1988. Prior to joining Steel of West Virginia, Inc., Mr. Callaway was a Partner in the firm of Callaway, Trainor and Wright, Certified Public Accountants.
           Philip E. Cline has served as a member of the Board of Directors of the Company since January 1998. Since June 2001, Mr. Cline has served as the President of River City Associates, Inc. and General Manager of the Radisson Hotel in Huntington, West Virginia. He served as President of Monumental Concrete from June 1999 to June 2001. Mr. Cline served as President and Chief Executive Officer of Broughton Foods Company from November 1996 to June 1999. He was employed in various capacities, including Vice President and Treasurer, Executive Vice President and Consultant by J. H. Fletcher & Co., a manufacturer of underground mining equipment in Huntington, West Virginia from 1968 to 1996. He presently serves on the Board of Directors of J.H. Fletcher & Co.; the Board of Directors of the Logan Corporation, a distributor of mining industrial and construction supplies; the Board of Directors of Champion Industries, Inc., and the Board of Directors of C.J. Hughes Construction Company.
           Daniel P. Harrington has served as a member of the Board of Directors of the Company since January 1998. Since 1991, Mr. Harrington has served as the President, Chief Executive Officer and a director of HTV Industries, Inc., a privately held company engaged in manufacturing and investments in various industries. Mr. Harrington is President of TVI Corporation, which is a wholly owned subsidiary of HTV Industries, Inc. Mr. Harrington is a director of Biopure Corporation in Boston, Massachusetts; Churchill Downs, Inc. in Louisville, Kentucky; First Guaranty Bank in Hammond, Louisiana; and First State Financial Corporation in Sarasota, Florida.
           A. Michael Perry has served as a member of the Board of Directors of the Company since April 2004. Mr. Perry served as Chief Executive Officer of Bank One West Virginia Corporation (formerly Key Centurian Bancshares, Inc.) from 1983 until his retirement in June 2001. He also served that institution as Chairman of the

Board of Directors from November 1993 until June 2001, and as President from 1983 until 1993. Mr. Perry is a member of the Board of Directors of Champion Industries, Inc. and Arch Coal, Inc.
           Douglas V. Reynolds has served as a member of the Board of Directors of the Company since January 1998. Mr. Reynolds has been engaged in the private practice of law since June 2003. He previously served as an attorney for the public defenders office of Cabell County from May 2001 to June 2003. Mr. Reynolds attended West Virginia University Law School from September 1999 to May 2002, and Duke University from September 1995 to May 1999. Mr. Reynolds is President of the Transylvania Corporation, Chairman of the Board of Directors of C.J. Hughes Construction Company, and a director of The Harrah & Reynolds Corporation and Abigail Adams National Bancorp, Inc. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Marshall T. Reynolds, the Company’s Chairman of the Board.
           Neal W. Scaggs has served as a member of the Board of Directors of the Company since January 1998. Since 1961, Mr. Scaggs has served as the President of Baisden Brothers, Inc. Mr. Scaggs is a director of Champion Industries, Inc., Premier Financial Bancorp, Inc., Logan Corporation and C. J. Hughes Construction Company, and serves as Chairman of the Board of Directors of First State Financial Corporation and Bucane, Inc.
           Robert L. Shell, Jr. has served as a member of the Board of Directors of the Company since January 1998. Mr. Shell is the Chairman and Chief Executive Officer of Guyan International Inc., a privately held holding company for manufacturing and service companies, a position he has held since 1985. Mr. Shell is a director emeritus of First Guaranty Bank, Hammond, Louisiana, as well as a director of First State Financial Corporation, Sarasota, Florida, and First Sentry Bank, Huntington, West Virginia. Mr. Shell has been a member of the Board of Directors of the Huntington Boys and Girls Club and the governing board of Marshall University since 2002. He previously served on the boards of the Cabell Huntington Hospital Foundation and the West Virginia Foundation for Independent Colleges and as the Chairman of the Marshall Artists Series of Marshall University.
           Kirby J. Taylor has served as the Corporate Secretary and a member of the Board of Directors of the Company since December 1997. Mr. Taylor served as President and Chief Operating Officer of Champion Industries, Inc. from September 2000 to January 2005. Mr. Taylor was President and Chief Executive Officer of Action Business Consulting, a management-consulting firm, from November 1997 to September 2000. He previously spent four years with General Electric, twenty-two years with Tenneco Inc., two years with Outboard Marine Corp. and two years with Addington Resources, Inc. Mr. Taylor is a member of the Board of Directors of C.J. Hughes Construction Company and Pritchard Electric Company, Inc.
           Thomas W. Wright has served as a member of the Board of Directors of the Company since April 2004. He has served as Chief Executive Officer of NexQuest, Inc. since 1996. From 1971 to 1996, Mr. Wright was President/ Owner and then President of an industrial services company. Mr. Wright is a member of the Board of Directors of Premier Financial Bancorp, Inc. He previously served as Board Chairman of Rose Hill Christian School, and Regional Vice Chairman and board member for Kentucky Chamber of Commerce. He is a former member of the Eastern Kentucky University Foundation and a former director of National City Bank.
Executive Officers of Portec Rail Products, Inc. Who Are Not Directors
           Gary Bale has been the Managing Director of Portec Rail Products (UK) Ltd. since December 2001. Prior to becoming Managing Director, Mr. Bale was a senior product engineer and was previously employed by Conveyors International Ltd. since November 1983. Mr. Bale served as a member of the Board of Directors of the Company from February 2003 until May 2004.
           Michael D. Bornak became Vice President of Finance and Chief Financial Officer of the Company in February 2005 and previously held the position of Chief Financial Officer since January 1998. Prior to joining the Company, Mr. Bornak was Corporate Controller of Precise Technology, Inc. Prior to joining Precise Technology, Inc. during 1992, Mr. Bornak was employed in the accounting and treasury departments of National Steel Corporation. Prior to joining National Steel Corporation in 1986, Mr. Bornak was a senior auditor with Ernst &

Young. Mr. Bornak is a certified public accountant and obtained an executive MBA from the University of Pittsburgh Katz School of Business in July 2004.
           Richard J. Jarosinski has been employed by the Company’s predecessor since 1975. In February 2005, Mr. Jarosinski assumed the position of Group Vice President and is responsible for the overall management of the Railway Maintenance Products Division (RMP), Salient Systems Inc., and Kelsan Technologies Corp. Mr. Jarosinski previously held the title of President and General Manager of RMP since January 1998. Mr. Jarosinski served as a member of the Board of Directors of the Company from January 1998 until May 2004.
           Konstantinos Papazoglou has been employed by the Company’s predecessor since 1978. In February 2005, Mr. Papazoglou assumed the position of Group Vice President and is responsible for the overall management of the Shipping System Division (SSD), Portec, Rail Products Ltd. and Portec Rail Products (UK) Ltd. Mr. Papazoglou previously held the title of President of Portec, Rail Products Ltd. since January 1998. Mr. Papazoglou served as a member of the Board of Directors of the Company from January 1998 until May 2004.
           Lucian J. Sieja has been employed by the Company’s predecessor since 1994. Mr. Sieja has served as President and General Manager of the Shipping Systems Division since June 1994. Previously, he worked for National Castings Inc. for twenty-seven years. Mr. Sieja received his BSME/ IE degree from The University of Toledo. Mr. Sieja served as a member of the Board of Directors of the Company from January 1998 until May 2004.
Service on Public Company Boards
           Mr. Marshall Reynolds is chairman of the board of directors and Messrs. Scaggs and Wright are directors of Premier Financial Bancorp, Inc. of Huntington, West Virginia, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.
           Messrs. Marshall Reynolds and Harrington are directors of First Guaranty Bank of Hammond, Louisiana, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.
           Mr. Perry is a director of Arch Coal, Inc. which has a class of securities registered pursuant to the Securities Exchange Act of 1934.
           Messrs. Marshall and Douglas Reynolds are directors of Abigail Adams National Bancorp, Inc. of Washington D.C., which has a class of securities registered pursuant to the Securities Exchange Act of 1934.
           Mr. Marshall Reynolds is chairman of the board of directors and Messrs. Cline, Perry and Scaggs are directors of Champion Industries, Inc. of Huntington, West Virginia, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.
           Mr. Scaggs is chairman of the board of directors and Messrs. Harrington, Marshall Reynolds, Shell and Wright are directors of First State Financial Corporation of Sarasota, Florida, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.
           Mr. Harrington is a director of Biopure Corporation of Cambridge, Massachusetts and Churchill Downs Inc., of Louisville, Kentucky, which have a class of securities registered pursuant to the Securities Exchange Act of 1934.
           Mr. Shell is a director of First Sentry Bank of Huntington, West Virginia, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.
Board Independence
           The Board of Directors consists of a majority of “independent directors” within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors has determined that Messrs. Callaway, Harrington, Perry, Scaggs, Shell and Wright, are “independent directors” within the meaning of such standards.

           The Board of Directors has recently adopted a policy that the independent directors of the Board of Directors shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings. Two such executive sessions were held during the year ended December 31, 2004.
Section 16(a) Beneficial Ownership Reporting Compliance
           The common stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4 or 5 on a timely basis. All of the Company’s directors, officers and owners of more than 10% of the Company’s common stock filed these reports on a timely basis.
Meetings and Committees of the Board of Directors
           The Board of Directors of the Company meets quarterly, or more often as may be necessary. The Board of Directors has four standing committees: the executive committee, compensation committee, nominating committee and audit committee. The Board of Directors held four regularly scheduled meetings and eight special meetings during 2004. Except for Mr. Robert L. Shell, Jr., no director attended fewer than 75% in the aggregate of the total number of board meetings held. All directors serving on the Company’s other committees attended more than 75% of the total number of committee meetings on which he served during 2004.
           Executive Committee. The executive committee generally has the power and authority to act on behalf of the Board of Directors while the Board of Directors is not in session, except as otherwise provided by law and subject at all times to the direction of the Board of Directors. The executive committee is comprised of Directors Marshall T. Reynolds (Chairman), Douglas V. Reynolds, Kirby J. Taylor and John S. Cooper. The executive committee did not meet during 2004.
           Compensation Committee. The compensation committee is responsible for recommending to the full Board of Directors the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, administering any stock-based compensation plans as may be adopted, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy and practice. The compensation committee is comprised of Directors Harrington (Chairman), Perry and Shell. Each member of the compensation committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Company’s Board of Directors has adopted a written charter for the compensation committee. A copy of the compensation committee charter is also available at the Company’s website at http://www.portecrail.com. The compensation committee met four times during 2004. The report of the compensation committee is included elsewhere in the proxy statement.
           Nominating Committee. The nominating committee of the Company consists of Directors Shell (Chairman), Scaggs and Wright. Each member of the nominating committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Company’s Board of Directors has adopted a written charter for the nominating committee. A copy of the nominating committee charter is also available at the Company’s website at http://www.portecrail.com. The nominating committee met three times during 2004.
           The functions of the nominating committee include the following:

•	to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for shareholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board of Directors regarding committee membership; and

•	to develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines.
           The nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the nominating committee would solicit suggestions for director candidates from all board members. In addition, the nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The nominating committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its shareholders; and

•	has the capacity and desire to represent the balanced, best interests of the shareholders of the Company as a group, and not primarily a special interest group or constituency.
           The nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.”
           In December 2004, the nominating committee recommended to the Board of Directors that Mr. Callaway be appointed director, and the Board of Directors then approved that recommendation. The nominating committee considered, among other things, the criteria listed above, including the independence of Mr. Callaway, in making its recommendation to the Board of Directors.
           Audit Committee. The audit committee of the Company consists of Directors Callaway (Chairman), Harrington and Scaggs. Each member of the audit committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The board of directors has determined that director Callaway qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Mr. Callaway has significant experience as a result of his experience as Chief Financial Officer of Steel of West Virginia, Inc. and his experience as a Certified Public Accountant.
           The audit committee meets with the Company’s financial management and independent auditors and reviews the accounting principles and the scope and control of the Company’s financial reporting practices, and makes reports and recommendations to the Board of Directors with respect to audit matters. The audit committee also has the authority to approve the annual appointment of the independent auditor for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent auditor the Company’s annual audit and annual consolidated financial statements; and reviews with management the status of internal accounting controls and internal audit procedures and results.

           The audit committee of the Company met nine times during 2004. The Company’s Board of Directors has adopted a written charter for the audit committee of the Company. A copy of the audit committee charter is available at the Company’s website at http://www.portecrail.com.
Procedures for the Nomination of Directors by Shareholders
           The nominating committee has adopted procedures for the submission of director nominees by shareholders. If a determination is made that an additional candidate is needed for the Board of Directors, the nominating committee will consider candidates submitted by the Company’s shareholders. Shareholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 900 Old Freeport Road, Pittsburgh, Pennsylvania 15238-8250. The Corporate Secretary must receive a submission not less than forty-five (45) days prior to the date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a shareholder and is proposing a candidate for consideration by the nominating committee;

•	the name and address of the shareholder as they appear on the Company’s books and number of shares of the Company’s common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and the Company;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.
           A nomination submitted by a shareholder for presentation by the shareholder at an annual meeting of shareholders will also need to comply with any additional procedural and informational requirements adopted by the Company in the future.
Shareholder Communications with the Board
           A shareholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary of the Company at 900 Old Freeport Road, Pittsburgh, Pennsylvania 15238-8250, Attention: Board Administration. The letter should indicate that the author is a shareholder of the Company and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, i.e. where it is a request for information about the Company or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
           At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.
Code of Ethics
           The Board of Directors adopted a Code of Business Conduct and Ethics that applies to all of the Company’s officers, directors and employees, and a Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer (collectively the “Codes”). The Codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. A copy of the Code of Ethics is available on the Company’s website at http://www.portecrail.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.
Audit Committee Report
           In accordance with rules established by the SEC, the audit committee of the Company has prepared the following report for inclusion in this proxy statement:
           As part of its ongoing activities, the audit committee has:

•	reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the year ended December 31, 2004;

•	discussed with the independent auditors of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.
           Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. In addition, the Audit Committee appointed BKD, LLP as the Company’s independent auditors for the year ending December 31, 2005, subject to the ratification of this appointment by the shareholders.
           This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
Carl M. Callaway (Chairman)
Daniel P. Harrington
Neal W. Scaggs

Stock Performance Graph
           The following graph demonstrates a comparison of total cumulative returns for the Company’s common stock, the Dow Jones U.S. Industrial Transportation Index, and the NASDAQ Composite Index. The graph assumes an investment of $100 on January 27, 2004 in the Company’s common stock and in each of the stocks comprising the indices. Each of the indices assumes that all dividends were reinvested and that the investment was maintained to and including December 31, 2004, the end of the Company’s 2004 fiscal year.

	Period Ending

Index	01/27/04	03/31/04	06/30/04	09/30/04	12/31/04

Portec Rail Products, Inc.	100.00	91.95	83.01	81.05	110.01
NASDAQ Composite	100.00	94.33	96.97	89.95	103.33
Dow Jones Transportation Index	100.00	95.48	105.99	107.58	126.29
Compensation Committee Interlocks and Insider Participation
           Under the policies of the Board of Directors of the Company, the full Board of Directors of the Company approves the salaries to be paid each year to the chief executive officer and senior management of the Company, based on the recommendations of the compensation committee. The compensation committee is comprised of independent directors. Under the board’s policies, Mr. Cooper, and any other director who is also an executive officer of the Company, will not participate in the Board of Directors’ determination of compensation for their respective offices.

Report of the Compensation Committee on Executive Compensation
           Under rules established by the SEC, the Company is required to provide certain data and information regarding compensation and benefits provided to its chief executive officer and other executive officers. The disclosure requirements for the chief executive officer and other executive officers include a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the compensation committee of the Board of Directors has prepared the following report for inclusion in this proxy statement.
           The role of the compensation committee is to annually review the compensation levels of the executive officers and recommend changes to the Board of Directors. The compensation committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable the Company to attract, develop and retain talented executive officers who are capable of maximizing the Company’s performance for the benefit of the shareholders. The compensation committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of the Company. The compensation program has two key elements of total direct compensation: base salary, and annual incentive compensation. The third element of the compensation program is benefits.
           While the compensation committee does not use strict numerical formulas to determine changes in compensation for the chief executive officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of the Company’s operations, the experience, expertise and management skills of the executive officers and their roles in the future success of the Company, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly-sized corporations. While each of the quantitative and non-quantitative factors described above was considered by the compensation committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.
           Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, contribution to the long-term goals of the Company, recent results, the Company’s image, work environment, performance targets and affordability.
           Payouts under the Company’s annual incentive compensation program are based on a percentage of the operating profits of the Company and its business units. Individual payouts are a function of the Company’s financial performance and the performance of the individual executive. The compensation committee believes that this funding formula provides a direct link between financial performance and actual compensation.
This report has been provided by the compensation committee:
Daniel P. Harrington (Chairman)
A. Michael Perry
Robert L. Shell, Jr.
Director Compensation
           Directors of the Company, other than directors who also serve as executive officers of the Company, are paid $500 for each meeting of the Board of Directors that they attend. No committee fees have been paid. All directors are entitled to be reimbursed for their expenses incurred while attending meetings of the Board of Directors.

Executive Compensation
           The following table sets forth for the years ended December 31, 2004, 2003 and 2002, certain information as to the total remuneration paid by the Company to its chief executive officer, as well as to the four most highly compensated executive officers of the Company, other than the chief executive officer, who received total annual compensation in excess of $100,000. Each of the individuals listed in the table below are referred to as a named executive officer.
SUMMARY COMPENSATION TABLE

					Long-Term Compensation

					Awards		Payouts
		Annual Compensation
					Restricted
				Other Annual	Stock	Options/		All Other
	Fiscal	Salary	Bonus(1)	Compensation(2)	Award(s)	SARs	LTIP	Compensation(3)
Name and Principal Position	Year	($)	($)	($)	($)	(#)	Payouts	($)

John S. Cooper	2004	$140,000	$70,000	$52,400	$—	—	—	$8,400	(4)
President and Chief	2003	106,700	50,000	52,400	—	—	—	1,900	(4)
Executive Officer	2002	140,000	63,000	52,400	—	—	—	2,300	(4)

Konstantinos Papazoglou	2004	124,200	61,100	—	—	—	—	10,300	(5)
Group Vice President	2003	112,100	50,500	—	—	—	—	9,000	(5)
	2002	87,500	38,900	—	—	—	—	6,000	(5)

Richard J. Jarosinski	2004	120,000	60,000	—	—	—	—	7,800	(4)
Group Vice President	2003	112,400	53,000	—	—	—	—	2,000	(4)
	2002	107,000	48,000	—	—	—	—	1,800	(4)

Michael D. Bornak	2004	111,500	56,000	—	—	—	—	9,600	(4)
Vice President of Finance	2003	102,300	48,000	—	—	—	—	1,800	(4)
and Chief Financial Officer	2002	93,000	42,000	—	—	—	—	1,500	(4)

Lucian J. Sieja	2004	119,100	25,100	—	—	—	—	7,800	(4)
President and General	2003	116,900	15,900	—	—	—	—	2,000	(4)
Manager, Shipping Systems	2002	110,600	5,400	—	—	—	—	1,800	(4)
Division

(1)	Bonus earned in year indicated, but paid in the first quarter of the subsequent year.
(2)	Represents taxable pension payments from the Portec Rail Products, Inc. Retirement Plan, a defined benefit plan sponsored by the Company.
(3)	The Company provides certain of its executive officers with non-cash benefits and perquisites, such as the use of employer-owned or leased automobiles. Management believes that the aggregate value of these benefits for fiscal 2004, 2003 or 2002 did not, in the case of any executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table.
(4)	Amounts represent employer contributions under the Company’s 401(k) Retirement Plan.
(5)	Amounts represent employer contributions under a defined contribution plan.
Benefits
           Incentive Compensation. The Company provides its employees with incentive compensation based on a percentage of the operating profits of the Company and its business units, although incentive compensation is not made pursuant to a formal written plan. The formula for determining the amount of bonus for each of our business units is determined annually by the compensation committee of the Company. The incentive bonus payable to employees of the Shipping Systems Division and Portec, Rail Products Ltd. has historically been based on a discretionary percentage of operating profits for each business unit, ranging from 8% to 15%, depending on the performance level of the business unit and as approved by the compensation committee. For 2005, we anticipate Salient Systems, Inc. and Kelsan Technologies Corp. incentive payouts to fall within this range. The specific amount of the bonus pool awarded to a division president is approved by the compensation committee and the remainder of the bonus pool is distributed to division employees at the discretion of the division president, after an informal review by the chief executive officer of the Company.

           With respect to the Railway Maintenance Products Division and Portec Rail Products (UK) Ltd., the bonus is determined as a percentage of the division’s operating profits in excess of certain performance criteria which may change from year to year. The aggregate bonus pool is then divided by the total payroll for each division and the resulting percentage is paid as a bonus to each employee.
           Defined Benefit Pension Plans. The Company maintains the Portec Rail Products, Inc. Retirement Plan (the “Retirement Plan”), which is a qualified, tax-exempt defined benefit plan that covers substantially all United States employees hired prior to January 1, 2003. In August 2003, the Retirement Plan was amended to freeze additional benefit accruals and credited service as of December 31, 2003. The normal form of benefit from the Retirement Plan for a single participant is a life annuity, or for a married participant, a qualified joint and survivor annuity. As of December 31, 2003, the date of the freezing of the Retirement Plan, Messrs. Bornak, Jarosinski and Sieja had vested monthly pension benefits of $982, $5,105, and $1,692, respectively. Mr. Papazoglou is a Canadian resident not covered by any defined benefit pension plan of the Company.
           The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2004, expressed in the form of a single life annuity for the average salary and benefit classifications specified below.

	Years of Benefit Service

Salary Benefit: Average Salary	5 Years	10 Years	15 Years	20 Years	25 Years	30 Years

$ 20,000	$1,400	$2,800	$4,200	$5,600	$7,000	$8,400
$ 30,000	$2,100	$4,200	$6,300	$8,400	$10,500	$12,600
$ 40,000	$2,800	$5,600	$8,400	$11,200	$14,000	$16,800
$ 50,000	$3,621	$7,241	$10,862	$14,483	$18,103	$21,724
$ 60,000	$4,521	$9,041	$13,562	$18,083	$22,603	$27,124
$ 75,000	$5,871	$11,741	$17,612	$23,483	$29,353	$35,224
$100,000	$8,121	$16,241	$24,362	$32,483	$40,603	$48,724
$150,000	$12,621	$25,241	$37,862	$50,483	$63,103	$75,724
           For the plan year ended December 31, 2004, there is no minimum contribution required to be funded by the Company to its Retirement Plan. As of December 31, 2003, the date of the freezing of the Retirement Plan, Messrs. Bornak, Jarosinski and Sieja had 6, 28, and 9 years of service, respectively.
           Equity Compensation Plan Information. As of December 31, 2004, the Company did not have any equity compensation plans under which the Company’s common stock is authorized for issuance.
Certain Relationships and Related Transactions
           Since January 1, 2004, the beginning of our last fiscal year, we and our subsidiaries have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $60,000 and in which our directors, executive officers or 5% or more shareholders have a direct or indirect material interest.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

           The audit committee of the Company has approved the appointment of BKD, LLP to be the Company’s independent auditors for the 2005 fiscal year, subject to the ratification of the appointment by the Company’s shareholders. At the Annual Meeting, shareholders will consider and vote on the ratification of the appointment of BKD, LLP for the Company’s fiscal year ending December 31, 2005. A representative of BKD, LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.
           On August 26, 2003, we appointed BKD, LLP as our independent auditors and dismissed Deloitte & Touche LLP. The board of directors participated in and approved the decision to change independent accountants. The decision to change auditing firms was made in connection with our decision to conduct the Company’s initial public offering. Deloitte & Touche LLP had previously been engaged to audit the financial statements for the year ended December 31, 2002 (however, they have not reported on the financial statements for the year ended December 31, 2002 included in our 2003 Form 10-K as such financial statements were subsequently re-audited by BKD, LLP).
           The report of Deloitte & Touche LLP for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended December 31, 2002 and through August 26, 2003, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such year.
           During the two years ended December 31, 2002, and from December 31, 2002 through the engagement of BKD, LLP as our independent accountant, neither the Company nor anyone on its behalf consulted BKD, LLP with respect to any accounting, auditing or financial reporting issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statement, or any related item.
           As noted above, the Company engaged BKD, LLP as its independent auditor on August 26, 2003. Set forth below is certain information concerning aggregate fees billed for professional services rendered during fiscal years 2004 and 2003 by BKD, LLP, the Company’s principal accounting firm.

	2004	2003

Audit Fees	$152,907	$429,400
Audit-related Fees	3,323	—
Tax Fees	71,862	—
All Other Fees	211,884	81,300

Total Fees	$439,976	$510,700

           Audit Fees. Audit fees billed during 2004 were for professional services rendered for the audit of the 2003 consolidated financial statements of the Company, review of Form 10-K for 2003, and fees for SAS 100 reviews for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, including expenses. Audit fees billed during 2004 also includes a portion of the fees billed for the September 30, 2003 audit, including expenses. Audit fees billed during 2003 were for professional services rendered for the audits of the consolidated financial statements of the Company for the years ended December 31, 2000, 2001, 2002 and the nine-months ended September 30, 2003, as well as SAS 100 review for the quarters ended September 30, 2002, March 31, 2003, June 30, 2003 and September 30, 2003, including expenses.
           Audit-related Fees. Audit-related fees billed during 2004 were for accounting research. No audit-related fees were billed during 2003 and no audit-related services were rendered by BKD, LLP during 2003.
           Tax Fees. Tax fees billed during 2004 were for 2003 tax return preparation services, tax research, a tax opinion on the Salient Systems, Inc. acquisition included in Form S-4 and foreign tax advice related primarily to the acquisition of Kelsan Technologies Corp. in 2004. No tax fees were billed during 2003 and no tax services were rendered by BKD, LLP during 2003.
           All Other Fees. Other fees billed during 2004 include fees billed for due diligence procedures performed in connection with the acquisitions of Salient Systems, Inc. and Kelsan Technologies Corp. in 2004; fees for services rendered in connection with the Company’s initial public offering of common stock in 2004; audit of Salient Systems, Inc.’s financial statements required for Form S-4; assistance with Form S-4; review of Salient Systems, Inc.’s financial statements as of June 30, 2004 and June 30, 2003; assistance with the 2003 Proxy Statement, and assistance with compliance efforts towards Sarbanes-Oxley Section 404 requirements. Other fees billed during 2003 were for professional services rendered for assistance with the initial public offering registration statement on Form S-1 and general matters to assist the Company in its initial public offering of common stock.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
           The audit committee adopted a policy requiring pre-approval of all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. None of the audit fees and other fees paid in 2003 were approved per the audit committee’s pre-approval policies (which had not been implemented at the time such fees were paid).
           In order to ratify the appointment of BKD, LLP as the independent auditors for the Company for the 2005 fiscal year, the proposal must receive the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.

SHAREHOLDER PROPOSALS

           In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company’s executive office located at 900 Old Freeport Road, Pittsburgh, Pennsylvania 15238-8250, no later than January 2, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

           The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

MISCELLANEOUS

           The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies also may be solicited personally or by mail, telephone or telegraph by the Company’s directors, officers and employees, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. The Company has retained Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist the Company in the solicitation of proxies for the Annual Meeting, for a fee of $4,000 plus out-of-pocket expenses.

           A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO MICHAEL D. BORNAK, PORTEC RAIL PRODUCTS, INC., 900 OLD FREEPORT ROAD, PITTSBURGH, PENNSYLVANIA 15238-8250, OR CALL THE COMPANY AT (412) 782-6000.

BY ORDER OF THE BOARD OF DIRECTORS

Kirby J. Taylor
Corporate Secretary
Pittsburgh, Pennsylvania
May 2, 2005

REVOCABLE PROXY

PORTEC RAIL PRODUCTS, INC.
ANNUAL MEETING OF SHAREHOLDERS
June 7, 2005

     The undersigned hereby appoints Robert L. Shell, Jr. and Kirby J. Taylor with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Portec Rail Products, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Annual Meeting”) to be held at the Radisson Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on June 7, 2005, at 10:00 a.m., local time. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

VOTE
		FOR	WITHHELD
1.	The election as directors of all nominees listed below each to serve for a one-year term.	☐	☐
Marshall T. Reynolds, John S. Cooper, Carl M. Callaway, Philip E. Cline, Daniel P. Harrington, A. Michael Perry, Douglas V. Reynolds, Neal W. Scaggs, Robert L. Shell, Jr., Kirby J. Taylor and Thomas W. Wright.

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

Should a shareholder wish to cumulate their votes for the election of directors, they should indicate the director(s) for whom they wish to cumulate their vote for and the number of votes they wish to cast for the individual below. You may distribute your votes by multiplying the number of shares you own by the number of nominees up for election and then allocate your votes among the candidates you designate.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of BKD, LLP as independent auditors for the Company for the year ending December 31, 2005.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated May 2, 2005 and the Company’s 2004 Annual Report.

Dated:	☐ Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.